UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-00204

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:   January 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein Mid-Cap Growth Fund

Semi-Annual Report

January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




March 27, 2006


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Mid-Cap Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

The Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that AllianceBernstein believes will appreciate in value. The Fund invests predominantly in the stocks of mid-capitalization companies. This Fund can also invest in foreign securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell MidCap Growth Index, for the six- and 12-month periods ended January 31, 2006.

The Fund outperformed its benchmark during both periods under review. During both the six- and 12-month periods ended January 31, 2006, the Fund's significant overweighted position in the technology sector made the largest contribution to its outperformance relative to its benchmark. A slight underweight in the producer durables sector also contributed to performance in both periods. The Fund's large underweighted position in the energy sector was the largest detractor from performance, followed by the impact of an overweighted position in the consumer discretionary sector. Stock selection was a contributor to performance during both the six- and 12-month periods ended January 31, 2006.

Market Review and Investment Strategy

Over the past year, the equity markets produced relatively strong returns, helped by a fourth quarter rally that carried into 2006. Energy prices rose for much of 2005, declining modestly from September to November before resuming their uptrend. Despite the rise in the price of oil and other commodities, core inflation, as measured by the Consumer Price Index (CPI), excluding food and energy, remained at a relatively low historical level, approximately 2%. The U.S. Federal Reserve, for its part, continued to raise interest rates in steady 25 basis point increments. Economic growth remained strong for much of the year, both domestically and abroad, although a preliminary estimate of the U.S. fourth quarter gross domestic product (GDP) was decidedly weaker. Corporate profit growth in the U.S. continued at a healthy pace, further adding to already impressive cash levels. Final demand in the technology sector continued to rise from depressed levels of a few years prior, driven by strong demand for consumer electronics and broadband-enabling equipment.

Over the 12-month period ended January 31, 2006, the Fund maintained an underweight position in the energy sector in response to continued indications of ample supply and increasing reports that demand had declined. The Fund's portfolio manager (the "man-


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 1


ager") decreased the Fund's underweight in financials during the 12-month period, increasing exposure in the form of select electronic financial exchanges, which benefited from a migration of volume from floor-based trading pits to electronic venues. The Fund continued to hold a significant overweight position in technology, taking encouragement from data indicating underlying demand remained quite healthy. The Fund also continued to be overweight in the consumer discretionary sector with a focus on internet-related companies.

At the onset of the six-month period ended January 31, 2006, the market environment was characterized by equity markets which posted muted returns, as commodities prices rose and the U.S. Federal Reserve continued to raise interest rates. The markets turned decidedly higher as oil prices retreated from their highs, falling approximately $10 in a two month period. The markets also had to digest President Bush's selection of Ben Bernanke as his nominee to succeed Alan Greenspan as Chairman of the Federal Reserve Board. Certain economic indicators weakened over the course of this period, including money growth, durable goods orders and housing prices. This was in contrast to the continued strength seen in many commodities, U.S. payrolls and the Institute for Supply Management (ISM) Index, among others.

In response to this environment over the six-month period, the manager maintained the Fund's underweighted position in the energy sector, as supply continued to rise and demand continued to decelerate in many areas around the world. As energy prices rose, consumer-related stocks underperformed, particularly traditional retail stocks, creating a buying opportunity which the manager took advantage of. The Fund continues to emphasize companies in its investment portfolio that are exposed to such themes as the broadband revolution, productivity super-cycle and personalized medicine.

The Fund's holdings are classified throughout this report according to AllianceBernstein's sector classification scheme (for a visual representation of the Fund's sector breakdown, please see the pie chart on page 8). For readers specifically interested in the Russell sector classification of this Fund, the sector breakdown according to Russell's classification scheme is as follows: Technology 35.2%, Consumer Discretionary 24.3%, Health Care 14.1%, Financial Services 9.6%, Utilities 6.5%, Producer Durables 6.2%, Autos & Transportation 1.2%, Energy 1.0%, Materials & Processing 0.9% and Cash 1.0%.


2 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell MidCap Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. Please note, mid-cap stocks may have limited marketability and may be subject to more abrupt or erratic market movements than large-cap stocks. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JANUARY 31, 2006
                                                           Returns
                                                      6 Months    12 Months
-------------------------------------------------------------------------------
     AllianceBernstein Mid-Cap Growth Fund
       Class A                                         18.52%      25.53%
       Class B                                         17.86%      24.41%
       Class C                                         17.87%      24.43%
       Advisor Class                                   18.52%      25.81%
       Class R**                                       18.20%      26.01%*
       Class K**                                       18.52%      26.36%*
       Class I**                                       18.66%      26.70%*
     Russell Mid Cap Growth Index                      10.38%      22.08%

     *    Since Inception. (See inception dates below.)

     **   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006

-------------------------------------------------------------------------------
                                                    NAV Returns    SEC Returns
Class A Shares
1 Year                                                 25.53%        20.20%
5 Years                                                 5.10%         4.21%
10 Years                                                8.17%         7.69%

Class B Shares
1 Year                                                 24.41%        20.41%
5 Years                                                 4.23%         4.23%
10 Years(a)                                             7.43%         7.43%

Class C Shares
1 Year                                                 24.43%        23.43%
5 Years                                                 4.23%         4.23%
10 Years                                                7.22%         7.22%

Advisor Class Shares#
1 Year                                                 25.81%        25.81%
5 Years                                                 5.32%         5.32%
Since Inception*                                        8.45%         8.45%

Class R Shares#
Since Inception*                                       26.01%        26.01%

Class K Shares#
Since Inception*                                       26.36%        26.36%

Class I Shares#
Since Inception*                                       26.70%        26.70%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

#    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class R, Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)

-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                2.16%
5 Years                                                               2.20%
10 Years                                                              6.91%

Class B Shares
1 Year                                                                2.03%
5 Years                                                               2.15%
10 Years(a)                                                           6.64%

Class C Shares
1 Year                                                                4.89%
5 Years                                                               2.19%
10 Years                                                              6.44%

Advisor Class Shares
1 Year                                                                6.92%
5 Years                                                               3.29%
Since Inception*                                                      7.42%

Class R Shares#
Since Inception*                                                     14.48%

Class K Shares#
Since Inception*                                                     14.82%

Class I Shares#
Since Inception*                                                     14.99%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

#    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                           Ending
                      Account Value                      Account Value                      Expenses Paid
                     August 31, 2005                    January 31, 2006                    During Period*
              ------------------------------    ------------------------------    ------------------------------
                  Actual       Hypothetical         Actual      Hypothetical**        Actual       Hypothetical
              --------------  --------------    --------------  --------------    --------------  --------------
Class A           $1,000          $1,000           $1,185.23       $1,018.70          $ 7.11          $ 6.56
Class B           $1,000          $1,000           $1,178.59       $1,014.62          $11.53          $10.66
Class C           $1,000          $1,000           $1,178.72       $1,014.72          $11.42          $10.56
Advisor
Class             $1,000          $1,000           $1,185.20       $1,019.81          $ 5.89          $ 5.45
Class R           $1,000          $1,000           $1,182.00       $1,016.99          $ 8.96          $ 8.29
Class K           $1,000          $1,000           $1,185.23       $1,018.65          $ 7.16          $ 6.61
Class I           $1,000          $1,000           $1,186.62       $1,020.62          $ 5.02          $ 4.63


* Expenses are equal to the classes' annualized expense ratios of 1.29%, 2.10%, 2.08%, 1.07%, 1.63%, 1.30% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 7


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)


PORTFOLIO STATISTICS

Net Assets ($mil): $936.9


SECTOR BREAKDOWN*

[ ]  45.8%  Technology                  [PIE CHART OMITTED]
[ ]  27.2%  Consumer Services
[ ]  16.1%  Health Care
[ ]   7.6%  Finance
[ ]   1.9%  Energy

[ ]   1.4%  Short-Term




TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)


                                                                    Percent of
Company                                       U.S. $ Value          Net Assets
-------------------------------------------------------------------------------
Applera Corp.                                 $ 40,753,019             4.4%
Level 3 Communications, Inc.                    40,372,504             4.3
KLA-Tencor Corp.                                39,518,315             4.2
Silicon Laboratories, Inc.                      37,808,049             4.0
Juniper Networks, Inc.                          37,034,894             4.0
XM Satellite Radio Holdings, Inc., Cl.A         30,013,983             3.2
Apollo Group, Inc., Cl.A                        29,160,614             3.1
NAVTEQ                                          28,433,554             3.0
JDS Uniphase Corp.                              27,875,057             3.0
Amazon.com, Inc.                                27,412,136             2.9
                                              $338,382,125            36.1%


* All data are as of January 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     The Fund's sector breakdown is classified in the above pie chart and throughout this report according to AllianceBernstein's sector classification scheme. For readers specifically interested in the Russell sector classification of this Fund, the sector breakdown according to Russell's classification scheme is as follows: technology 35.2%, consumer discretionary 24.3%, health care 14.1%, financial services 9.6%, utilities 6.5%, producer durables 6.2%, autos & transportation 1.2%, energy 1.0%, materials & processing 0.9% and cash 1.0%.


8 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.0%

Technology-46.0%
Communication Equipment-6.9%
JDS Uniphase Corp.(a)*                        8,905,769   $   27,875,057
Juniper Networks, Inc.(a)                     2,042,741       37,034,894
                                                             ------------
                                                              64,909,951

Communication Services-4.3%
Level 3 Communications, Inc.(a)              10,766,001       40,372,504

Computer Hardware/Storage-1.8%
Sun Microsystems, Inc.(a)*                    3,663,113       16,484,009

Computer Peripherals-2.5%
Network Appliance, Inc.(a)*                     760,945       23,741,484

Internet Infrastructure-2.5%
VeriSign, Inc.(a)                               981,617       23,313,404

Internet Media-3.0%
Equinix, Inc.(a)*                               203,702        9,559,735
RealNetworks, Inc.(a)                         2,308,352       18,582,233
                                                             ------------
                                                              28,141,968

Semiconductor Capital Equipment-7.3%
FormFactor, Inc.(a)                             359,419       10,717,874
KLA-Tencor Corp.*                               760,260       39,518,315
Lam Research Corp.(a)                           392,616       18,229,161
                                                             ------------
                                                              68,465,350

Semiconductor Components-10.8%
Advanced Micro Devices, Inc.(a)                 341,432       14,292,344
Broadcom Corp. Cl.A(a)                          276,351       18,847,138
PMC-Sierra, Inc.(a)*                          2,237,458       21,166,353
Silicon Laboratories, Inc.(a)*                  767,988       37,808,049
Spansion, Inc. Cl.A(a)                          677,531        8,807,903
                                                             ------------
                                                             100,921,787

Software-4.1%
Citrix Systems, Inc.(a)                         329,379       10,158,048
NAVTEQ(a)*                                      633,123       28,433,554
                                                             ------------
                                                              38,591,602

Miscellaneous-2.8%
Harman International Industries, Inc.*          101,877       11,206,470
Trimble Navigation Ltd.(a)                      368,238       14,736,885
                                                             ------------
                                                              25,943,355
                                                             ------------
                                                             430,885,414


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Services-27.3%
Advertising-1.8%
Audible, Inc.(a)*                             1,040,103   $   11,399,529
Focus Media Holding, Ltd. (ADR)(a)              101,000        5,513,590
                                                             ------------
                                                              16,913,119

Airlines-1.3%
Continental Airlines, Inc. Cl.B(a)*             556,409       11,634,512

Broadcasting & Cable-3.2%
XM Satellite Radio Holdings, Inc. Cl.A(a)*    1,146,447       30,013,983

Cellular Communications-2.2%
NeuStar, Inc. Cl.A(a)                           711,319       20,635,364

Entertainment & Leisure-3.5%
Eastman Kodak Co.                               355,733        8,928,898
Wynn Resorts, Ltd.(a)*                          367,374       23,725,013
                                                             ------------
                                                              32,653,911

Retail - General Merchandise-6.1%
Amazon.com, Inc.(a)                             611,605       27,412,136
Bed Bath & Beyond, Inc.(a)                      545,509       20,407,492
Williams-Sonoma, Inc.(a)*                       242,797        9,658,464
                                                             ------------
                                                              57,478,092

Miscellaneous-9.2%
Apollo Group, Inc. Cl.A(a)*                     523,812       29,160,614
CNET Networks, Inc.(a)*                       1,321,936       19,855,479
HomeStore, Inc.(a)                            3,102,799       18,740,906
Shanda Interactive Entertainment,
  Ltd. (ADR)(a)*                              1,114,548       18,668,679
                                                             ------------
                                                              86,425,678
                                                             ------------
                                                             255,754,659

Health Care-16.2%
Biotechnology-9.7%
Affymetrix, Inc.(a)                             567,939       21,683,911
Applera Corp.-Applied Biosystems Group          696,150       19,728,891
Applera Corp.-Celera Genomics Group(a)        1,787,766       21,024,128
Compugen, Ltd.(a)                             1,715,350        8,576,750
deCODE GENETICS, Inc.(a)*                     1,080,450       10,307,493
Myriad Genetics, Inc.(a)                        205,532        4,406,606
Vertex Pharmaceuticals, Inc.(a)                 135,129        4,826,808
                                                             ------------
                                                              90,554,587

Medical Products-4.5%
Cerus Corp.(a)*                               1,469,523       21,014,179
Given Imaging, Ltd.(a)*                         801,143       21,254,324
                                                             ------------
                                                              42,268,503

Medical Services-2.0%
Cepheid, Inc.(a)                              1,923,457       18,946,051
                                                             ------------
                                                             151,769,141


10 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Finance-7.6%
Brokerage & Money Management-3.3%
International Securities Exchange,
  Inc. Cl.A(a)                                  532,487   $   19,781,892
TD Ameritrade Holding Corp.                     555,233       11,237,916
                                                             ------------
                                                              31,019,808

Miscellaneous-4.3%
Chicago Mercantile Exchange Holdings,
  Inc.*                                          41,986       17,770,575
Nasdaq Stock Market, Inc.(a)*                   530,041       22,214,018
                                                             ------------
                                                              39,984,593
                                                             ------------
                                                              71,004,401

Energy-1.9%
Miscellaneous-1.9%
Energy Conversion Devices, Inc.(a)*             169,591        8,540,602
Plug Power, Inc.(a)*                          1,551,024        9,228,593
                                                             ------------
                                                              17,769,195

Total Common Stocks
  (cost $702,921,717)                                        927,182,810

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.60%, 2/01/06
  (cost $12,666,000)                         $   12,666       12,666,000

Total Investments Before Security Lending
  Collateral-100.3%
  (cost $715,587,717)                                        939,848,810

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-22.1%
Short-Term Investment
UBS Private Money Market Fund, LLC, 4.35%
  (cost $207,322,390)                       207,322,390      207,322,390

Total Investments-122.4%
  (cost $922,910,107)                                      1,147,171,200
Other assets less liabilities-(22.4%)                       (210,252,522)

Net Assets-100%                                           $  936,918,678


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 11


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)


Assets
Investments in securities, at value
  (cost $922,910,107-including investment of
  cash collateral for securities loaned of
  $207,322,390)                                              $1,147,171,200(a)
Cash                                                                    972
Receivable for investment securities sold                        19,496,678
Receivable for capital stock sold                                 3,486,254
Dividends and interest receivable                                     1,267
Total assets                                                  1,170,156,371

Liabilities
Payable for collateral on securities loaned                     207,322,390
Payable for investment securities purchased                      22,494,982
Payable for capital stock redeemed                                1,742,648
Advisory fee payable                                                540,073
Distribution fee payable                                            217,858
Transfer Agent fee payable                                          193,056
Administrative fee payable                                            7,898
Accrued expenses                                                    718,788
Total liabilities                                               233,237,693
Net Assets                                                     $936,918,678

Composition of Net Assets
Capital stock, at par                                            $1,363,482
Additional paid-in capital                                      727,034,794
Accumulated net investment loss                                  (2,400,196)
Accumulated net realized loss on investment
  transactions                                                  (13,340,495)
Net unrealized appreciation of investments                      224,261,093
                                                             ---------------
                                                             $  936,918,678

Calculation of Maximum Offering Price Per Share

                                                        Net Asset Value and:
                                                    ---------------------------
                                    Shares           Offering       Redemption
Class             Net Assets      Outstanding          Price          Price
-------------------------------------------------------------------------------
A                $ 743,376,066    106,075,405         $ 7.32*        $ 7.01
B                $  71,820,364     12,250,428         $ 5.86             --
C                $  30,965,847      5,289,843         $ 5.85             --
Advisor          $  78,587,772     11,001,052         $ 7.14         $ 7.14
R                $     189,989         27,194         $ 6.99         $ 6.99
K                $      11,982          1,710         $ 7.01         $ 7.01
I                $  11,966,658      1,702,615         $ 7.03         $ 7.03


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $196,458,088 (see Note E).

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)


Investment Income
Dividends                                       $  2,721,524
Securities lending income                            694,803
Interest                                             156,336      $  3,572,663

Expenses
Management fee                                     3,009,033
Distribution fee--Class A                            741,527
Distribution fee--Class B                            346,548
Distribution fee--Class C                            127,658
Distribution fee--Class R                                 94
Distribution fee--Class K                                 13
Transfer agency--Class A                             698,635
Transfer agency--Class B                              83,353
Transfer agency--Class C                              28,225
Transfer agency--Advisor Class                        73,223
Transfer agency--Class R                                  48
Transfer agency--Class K                                  11
Transfer agency--Class I                               1,699
Printing                                             550,147
Custodian                                            121,691
Registration                                          58,667
Administrative                                        45,726
Legal                                                 39,500
Audit                                                 32,230
Directors' fees                                       12,596
Miscellaneous                                         17,290
Total expenses                                     5,987,914
Less: expense offset arrangement
  (see Note B)                                       (15,055)
Net expenses                                                         5,972,859
Net investment loss                                                 (2,400,196)

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                      60,451,179
Net change in unrealized
  appreciation/depreciation
  of investments                                                    88,247,897
Net gain on investment transactions                                148,699,076

Net Increase in Net Assets
  from Operations                                                 $146,298,880


See notes to financial statements.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 13


STATEMENT OF CHANGES IN NET ASSETS


                                              Six Months Ended     Year Ended
                                              January 31, 2006      July 31,
                                                 (unaudited)          2005
                                              -----------------   -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $ (2,400,196)     $ (7,585,094)
Net realized gain on investment
  transactions                                    60,451,179        97,402,126
Net change in unrealized
  appreciation/depreciation
  investments and foreign currency
  of investments                                  88,247,897        50,931,030
Net increase in net assets
  from operations                                146,298,880       140,748,062

Distributions to Shareholders from
Net realized gain on investment
  transactions
  Class A                                        (58,655,957)               -0-
  Class B                                         (6,996,484)               -0-
  Class C                                         (2,585,689)               -0-
  Advisor Class                                   (6,024,760)               -0-
  Class R                                             (1,092)               -0-
  Class K                                               (982)               -0-
  Class I                                           (928,477)               -0-

Capital Stock Transactions
Net increase (decrease)                           49,338,971       (80,151,890)
Total increase                                   120,444,410        60,596,172

Net Assets
Beginning of period                              816,474,268       755,878,096
End of period (including accumulated
  net investment loss of ($2,400,196)
  and $0, respectively)                         $936,918,678      $816,474,268


See notes to financial statements.


14 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)


NOTE A

Significant Accounting Policies

The AllianceBernstein Mid-Cap Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 15


call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Manager") (see Note J) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


16 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 17


NOTE B

Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, ..65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $45,726 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended January 31, 2006.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS) a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note J). AGIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by AGIS amounted to $529,694 for the six months ended January 31, 2006.

For the six months ended January 31, 2006, the Fund's expenses were reduced by $15,055, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund's shares (see Note J). The Distributor has advised the Fund that it has retained front-end sales charges of $7,737 from the sale of Class A shares and received $3,604, $33,781 and $1,669 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006 amounted to $1,795,500 of which $35,713 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and


18 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Class I shares. The fees are accrued daily and paid monthly. The directors currently limit payments under the Class A plan to .22% of average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,551,500, $2,188,455, $0 and $27, for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                                 Purchases           Sales
                                               --------------    --------------
Investment securities (excluding
  U.S. government securities)                   $551,809,511      $577,536,816
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                     $236,751,979
Gross unrealized depreciation                                      (12,490,886)
Net unrealized appreciation                                       $224,261,093


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 19


borrower's failure to return a loaned security when due. As of January 31, 2006, the Fund had loaned securities with a value of $196,458,088 and received cash collateral which was invested in a money market fund valued at $207,322,390 as included in the accompanying portfolio of investments. For the six months ended January 31, 2006, the Fund earned fee income of $694,803 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

There are 21,000,000,000 shares of $0.01 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                              Shares                        Amount
                     -------------------------   -----------------------------
                     Six Months                   Six Months
                        Ended                        Ended
                     January 31,   Year Ended     January 31,     Year Ended
                        2006        July 31,         2006          July 31,
                     (unaudited)      2005        (unaudited)        2005
                     -----------   -----------   --------------  -------------
Class A
Shares sold            6,603,837     8,269,711   $  43,690,270   $  48,173,433
Shares issued in
  reinvestment of
  dividends and
  distributions        7,517,363            -0-     49,313,899              -0-
Shares converted
  from Class B           552,058       681,544       3,627,677       4,157,589
Shares redeemed       (9,899,111)  (21,249,735)    (64,579,093)   (123,888,353)
Net increase
  (decrease)           4,774,147   (12,298,480)  $  32,052,753   $ (71,557,331)

Class B
Shares sold              705,034     2,187,239   $   3,918,410   $  10,967,154
Shares issued in
  reinvestment of
  dividends and
  distributions        1,160,749            -0-      6,372,514              -0-
Shares converted
  to Class A            (655,011)     (700,062)     (3,627,677)     (4,157,589)
Shares redeemed       (1,712,747)   (4,844,419)     (9,458,742)    (23,512,827)
Net decrease            (501,975)   (3,357,242)  $  (2,795,495)  $ (16,703,262)


20 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                              Shares                        Amount
                     -------------------------   -----------------------------
                     Six Months                   Six Months
                        Ended                        Ended
                     January 31,   Year Ended     January 31,     Year Ended
                        2006        July 31,         2006          July 31,
                     (unaudited)      2005        (unaudited)        2005
                     -----------   -----------   --------------  -------------
Class C
Shares sold            1,104,611     1,244,041   $   6,184,429   $   6,279,521
Shares issued in
  reinvestment of
  dividends and
  distributions          403,673            -0-      2,216,165              -0-
Shares redeemed         (600,427)   (2,493,024)     (3,319,474)    (12,168,120)
Net increase
  (decrease)             907,857    (1,248,983)  $   5,081,120   $  (5,888,599)

Advisor Class
Shares sold              992,503     3,816,392   $   6,717,423   $  22,967,670
Shares issued in
  reinvestment of
  dividends and
  distributions          888,634            -0-      5,936,074              -0-
Shares redeemed       (1,323,845)   (1,519,521)     (8,759,557)     (9,000,454)
Net increase             557,292     2,296,871   $   3,893,940   $  13,967,216

                                       March 1,                        March 1,
                                        2005(a)                         2005(a)
                                    to July 31,                     to July 31,
                                          2005                            2005
                                   -----------                   -------------
Class R
  Shares sold             25,511         1,667   $     165,167   $      10,086
  Shares issued in
  reinvestment of
  dividends and
  distributions               16            -0-            107              -0-
Shares redeemed               -0-           -0-             (3)             -0-
Net increase              25,527         1,667   $     165,271   $      10,086

Class K
Shares sold                   57         1,653   $         391   $      10,000
Net increase                  57         1,653   $         391   $      10,000

Class I
Shares sold            1,561,444         1,653   $  10,024,240   $      10,000
Shares issued in
  reinvestment of
  dividends and
  distributions          141,171            -0-        927,495              -0-
Shares redeemed           (1,653)           -0-        (10,744)             -0-
Net increase           1,700,962         1,653   $  10,940,991   $      10,000


(a) Commencement of distribution.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 21


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2006 will be determined at the end of the current fiscal year. As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long term capital gain                           $ 36,377,183(a)
Unrealized appreciation/(depreciation)                          101,037,780(b)
Total accumulated earnings/(deficit)                           $137,414,963


(a) During the year ended July 31, 2005, the Fund utilized $67,249,702 of capital loss carryforward.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


22 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, it is not expected that the Fund will have its fee reduced; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 23


timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in


24 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 25


with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.


26 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class A
                                    ---------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                   December 1,
                                    January 31,        Year Ended July 31,       2002 to            Year Ended November 30,
                                       2006         -------------------------    July 31,     -----------------------------------
                                    (unaudited)         2005         2004         2003(a)        2002        2001        2000
                                    ------------    ------------ ------------   -----------   ----------  ----------  -----------
Net asset value,
  beginning of period                   $ 6.45          $ 5.38       $ 4.46        $ 3.70        $ 4.79      $ 5.83      $ 7.55

Income From Investment
  Operations
Net investment loss(b)                    (.02)           (.05)        (.06)(c)      (.03)         (.04)       (.04)       (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                            1.17            1.12          .98           .79         (1.05)       (.71)      (1.04)
Net increase (decrease) in
  net asset value from
  operations                              1.15            1.07          .92           .76         (1.09)       (.75)      (1.08)

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                            (.59)             -0-          -0-           -0-           -0-       (.29)       (.64)
Net asset value, end of period          $ 7.01          $ 6.45       $ 5.38        $ 4.46        $ 3.70      $ 4.79      $ 5.83

Total Return
Total investment return based
  on net asset value(d)                  18.52%          19.89%       20.63%        20.54%       (22.76)%    (13.64)%    (15.73)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $743,376        $653,612     $610,854      $540,843      $469,570    $686,445    $856,956
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.29%(e)(f)     1.25%        1.25%         1.45%(e)      1.34%       1.22%       1.04%
  Expenses, before waivers/
    reimbursements                        1.29%(e)(f)     1.25%        1.26%         1.45%(e)      1.34%       1.22%       1.04%
  Net investment loss                     (.45)%(e)(f)    (.88)%      (1.06)%(c)    (1.11)%(e)    (1.03)%      (.69)%      (.55)%
Portfolio turnover rate                     66%             88%         135%           75%          183%        226%         86%


See footnote summary on page 33.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class B
                                    ---------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                   December 1,
                                    January 31,        Year Ended July 31,       2002 to            Year Ended November 30,
                                       2006         -------------------------    July 31,     -----------------------------------
                                    (unaudited)         2005         2004         2003(a)        2002        2001        2000
                                    ------------    ------------ ------------   -----------   ----------  ----------  -----------
Net asset value,
  beginning of period                   $ 5.51          $ 4.63       $ 3.87        $ 3.23        $ 4.22      $ 5.21      $ 6.87

Income From Investment
  Operations
Net investment loss(b)                    (.04)           (.09)        (.09)(c)      (.03)         (.07)       (.07)       (.09)
Net realized and unrealized
  gain (loss) on investment
  transactions                             .98             .97          .85           .67          (.92)       (.63)       (.93)
Net increase (decrease) in
  net asset value from
  operations                               .94             .88          .76           .64          (.99)       (.70)      (1.02)

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                            (.59)             -0-          -0-           -0-           -0-       (.29)       (.64)
Net asset value, end of period          $ 5.86          $ 5.51       $ 4.63        $ 3.87        $ 3.23      $ 4.22      $ 5.21

Total Return
Total investment return based
  on net asset value(d)                  17.86%          19.01%       19.64%        19.81%       (23.46)%    (14.34)%    (16.48)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $71,820         $70,236      $74,567       $53,461       $41,096     $61,816     $81,569
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.10%(e)(f)     2.07%        2.09%         2.32%(e)      2.20%       2.08%       1.87%
  Expenses, before waivers/
    reimbursements                        2.10%(e)(f)     2.07%        2.10%         2.32%(e)      2.20%       2.08%       1.87%
  Net investment loss                    (1.29)%(e)(f)   (1.71)%      (1.90)%(c)    (1.98)%(e)    (1.89)%     (1.54)%     (1.39)%
Portfolio turnover rate                     66%             88%         135%           75%          183%        226%         86%


See footnote summary on page 33.


28 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                 Class C
                                    ---------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                   December 1,
                                    January 31,        Year Ended July 31,       2002 to            Year Ended November 30,
                                       2006         -------------------------    July 31,     -----------------------------------
                                    (unaudited)         2005         2004         2003(a)        2002        2001        2000
                                    ------------    ------------ ------------   -----------   ----------  ----------  -----------
Net asset value,
  beginning of period                   $ 5.50          $ 4.62       $ 3.87        $ 3.22        $ 4.21      $ 5.20      $ 6.86

Income From Investment
  Operations
Net investment loss(b)                    (.03)           (.08)        (.09)(c)      (.03)         (.06)       (.07)       (.09)
Net realized and unrealized
  gain (loss) on investment
  transactions                             .97             .96          .84           .68          (.93)       (.63)       (.93)
Net increase (decrease) in
  net asset value from
  operations                               .94             .88          .75           .65          (.99)       (.70)      (1.02)

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                            (.59)             -0-          -0-           -0-           -0-       (.29)       (.64)
Net asset value, end of period          $ 5.85          $ 5.50       $ 4.62        $ 3.87        $ 3.22      $ 4.21      $ 5.20

Total Return
Total investment return based
  on net asset value(d)                  17.87%          19.05%       19.38%        20.19%       (23.52)%    (14.37)%    (16.51)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $30,966         $24,098      $26,017       $14,415       $10,860     $15,391     $20,068
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        2.08%(e)(f)     2.05%        2.06%         2.27%(e)      2.16%       2.04%       1.86%
  Expenses, before waivers/
    reimbursements                        2.08%(e)(f)     2.05%        2.07%         2.27%(e)      2.16%       2.04%       1.86%
  Net investment loss                    (1.21)%(e)(f)   (1.68)%      (1.87)%(c)    (1.94)%(e)    (1.85)%     (1.51)%     (1.34)%
Portfolio turnover rate                     66%             88%         135%           75%          183%        226%         86%


See footnote summary on page 33.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Advisor Class
                                    ---------------------------------------------------------------------------------------------
                                     Six Months
                                       Ended                                   December 1,
                                    January 31,        Year Ended July 31,       2002 to            Year Ended November 30,
                                       2006         -------------------------    July 31,     -----------------------------------
                                    (unaudited)         2005         2004         2003(a)        2002        2001        2000
                                    ------------    ------------ ------------   -----------   ----------  ----------  -----------
Net asset value,
  beginning of period                   $ 6.56          $ 5.45       $ 4.52        $ 3.74        $ 4.83      $ 5.86      $ 7.58

Income From Investment
  Operations
Net investment loss(b)                    (.01)           (.04)        (.05)(c)        -0-         (.03)       (.03)       (.02)
Net realized and unrealized
  gain (loss) on investment
  transactions                            1.18            1.15          .98           .78         (1.06)       (.71)      (1.06)
Net increase (decrease) in
  net asset value from
  operations                              1.17            1.11          .93           .78         (1.09)       (.74)      (1.08)

Less: Distributions
Distributions from net realized
  gain on investment
  transactions                            (.59)             -0-          -0-           -0-           -0-       (.29)       (.64)
Net asset value, end of period          $ 7.14          $ 6.56       $ 5.45        $ 4.52        $ 3.74      $ 4.83      $ 5.86

Total Return
Total investment return based
  on net asset value(d)                  18.52%          20.37%       20.58%        20.86%       (22.57)%    (13.39)%    (15.66)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $78,588         $68,495      $44,440       $21,251       $13,092    $131,032      $8,304
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                        1.07%(e)(f)     1.04%        1.04%         1.23%(e)      1.08%       1.08%        .83%
  Expenses, before waivers/
    reimbursements                        1.07%(e)(f)     1.04%        1.05%         1.23%(e)      1.08%       1.08%        .83%
  Net investment loss                     (.22)%(e)(f)    (.64)%       (.85)%(c)     (.89)%(e)     (.81)%      (.64)%      (.35)%
Portfolio turnover rate                     66%             88%         135%           75%          183%        226%         86%


See footnote summary on page 33.


30 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                       Class R
                                               ------------------------
                                               Six Months
                                                  Ended       March 1,
                                               January 31,   2005(g) to
                                                  2006        July 31,
                                               (unaudited)      2005
                                               -----------   ----------
Net asset value, beginning of period              $ 6.45       $ 6.05

Income From Investment Operations
Net investment income (loss)(b)                      .03         (.02)
Net realized and unrealized gain on
  investment transactions                           1.10          .42
Net increase in net asset value from
  operations                                        1.13          .40

Less: Distributions
Distributions from net realized gain on
  investment transactions                           (.59)          -0-
Net asset value, end of period                    $ 6.99       $ 6.45

Total Return
Total investment return based on net
  asset value(d)                                   18.20%        6.61%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)           $190          $11
Ratio to average net assets of:
  Expenses(e)                                       1.63%(f)     1.42%
  Net investment income (loss)(e)                   1.10%(f)     (.86)%
Portfolio turnover rate                               66%          88%


See footnote summary on page 33


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                       Class K
                                               ------------------------
                                               Six Months
                                                  Ended       March 1,
                                               January 31,   2005(g) to
                                                  2006        July 31,
                                               (unaudited)      2005
                                               -----------   ----------
Net asset value, beginning of period          $ 6.45       $ 6.05

Income From Investment Operations
Net investment loss(b)                          (.02)        (.01)
Net realized and unrealized gain on
  investment transactions                       1.17          .41
Net increase in net asset value from
  operations                                    1.15          .40

Less: Distributions
Distributions from net realized gain on
  investment transactions                       (.59)          -0-
Net asset value, end of period                $ 7.01       $ 6.45
Total Return
Total investment return based on net
  asset value(d)                               18.52%        6.61%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $12          $11
Ratio to average net assets of:
  Expenses(e)                                   1.30%(f)     1.14%
  Net investment loss(e)                        (.46)%(f)    (.58)%
Portfolio turnover rate                           66%          88%


See footnote summary on page 33.


32 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                      Class I
                                               ------------------------
                                               Six Months
                                                  Ended       March 1,
                                               January 31,   2005(g) to
                                                  2006        July 31,
                                               (unaudited)      2005
                                               -----------   ----------
Net asset value, beginning of period              $ 6.46       $ 6.05

Income From Investment Operations
Net investment loss(b)                                -0-(h)     (.01)
Net realized and unrealized gain on
  investment transactions                           1.16          .42
Net increase in net asset value from
  operations                                        1.16          .41

Less: Distributions
Distributions from net realized gain on
  investment transactions                           (.59)          -0-
Net asset value, end of period                    $ 7.03       $ 6.46

Total Return
Total investment return based on net
  asset value(d)                                   18.66%        6.78%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $11,967          $11
Ratio to average net assets of:
  Expenses(e)                                        .91%(f)      .92%
  Net investment loss(e)                             .07%(f)     (.35)%
Portfolio turnover rate                               66%          88%


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g)  Commencement of distributions.

(h)  Amount is less than $.005.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 33



RESULTS OF SHAREHOLDERS MEETING
(unaudited)


The Annual Meeting of Stockholders of AllianceBernstein Mid-Cap Growth Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, and the third item of business, elimination or reclassification as non-fundamental of certain investment restrictions, the required number of outstanding shares were voted in favor of the proposals, and the proposals were approved. At the December 6, 2005 Meeting, the required number of outstanding shares voted in favor of the second item of business, the amendment and restatement of the Fund's charter, and the fourth item of business, the reclassification of the Fund's investment objective as non-fundamental with changes to the Fund's investment objectives, and the proposals were approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                         Voted For       Withheld Authority
-------------------------------------------------------------------------------
Ruth Block                              77,989,413           3,346,614
David H. Dievler                        78,057,710           3,278,317
John H. Dobkin                          78,009,348           3,326,679
Michael J. Downey                       78,175,282           3,160,745
William H. Foulk, Jr.                   78,114,184           3,221,842
D. James Guzy                           77,654,176           3,681,851
Marc O. Mayer                           78,171,625           3,164,401
Marshall C. Turner, Jr.                 78,014,683           3,321,344


2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement Attached to the Fund's Proxy Statement as Appendix D.

                                                            Voted                          Broker
                                          Voted For        Against        Abstained       Non-Votes
-----------------------------------------------------------------------------------------------------
                                         68,846,696       3,662,939       2,875,065               0


3. The amendment, elimination, or Reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                                            Voted                          Broker
                                          Voted For        Against        Abstained       Non-Votes
-----------------------------------------------------------------------------------------------------
3.A.  Diversification                    64,950,181       3,313,435       1,969,049      11,317,225

3.B.  Issuing Senior Securities          64,129,924       4,186,547       1,916,195      11,317,225
      and Borrowing Money

3.C.  Underwriting Securities            64,207,298       3,966,373       2,058,993      11,317,225

3.D.  Concentration of
      Investments                        64,787,421       3,417,247       2,027,997      11,317,225


34 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


                                                            Voted                          Broker
                                          Voted For        Against        Abstained       Non-Votes
-----------------------------------------------------------------------------------------------------
3.E.  Real Estate and                    64,946,475       3,337,131       1,949,059      11,317,225
      Companies that Deal
      in Real Estate

3.F.  Commodities,                       63,813,802       4,487,105       1,931,758      11,317,225
      Commodity Contracts
      and Futures Contracts

3.G.  Loans                              63,896,205       4,364,278       1,972,182      11,317,225

3.K.  Oil, Gas, and Other                64,574,372       3,658,939       1,999,354      11,317,225
      Types of Minerals or
      Mineral Leases

3.L.  Purchases of Securities            63,272,270       5,003,674       1,956,721      11,317,225
      on Margin

3.M.  Short Sales                        63,411,732       4,809,842       2,011,091      11,317,225

3.N.  Pledging,                          63,521,290       4,771,945       1,939,430      11,317,225
      Hypothecating,
      Mortgaging, or
      Otherwise
      Encumbering Assets

3.P.  Warrants                           63,636,107       4,377,351       2,219,208      11,317,225

3.Q.  UnSeasoned                         63,784,096       4,533,640       1,914,928      11,317,225
      Companies

3.T.  Securities of Issuers in           63,503,813       4,751,215       1,977,637      11,317,225
      which Officers, Directors,
      or Partners Have an
      Interest

3.U.  Purchasing or Selling              63,616,465       4,761,641       1,854,559      11,317,225
      Securities Through
      Interested Parties

3.W.  Purchasing Voting or               64,469,997       3,678,129       2,084,539      11,317,225
      Other Securities of
      Issuers

4.B.  The reclassification as            62,832,266       4,406,408       2,993,990      11,317,225
      non-fundamental and
      with changes to the
      Fund's investment
      objectives.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 35


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Marc O. Mayer, President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Catherine Wood(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent
AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Ms. Wood is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


36 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND




ALLIANCEBERNSTEIN FAMILY OF FUNDS


----------------------------------------
Wealth Strategies Funds
----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------

Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

----------------------------------------
Value Funds
----------------------------------------

Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------
National              Michigan
Insured National      Minnesota
Arizona               New Jersey
California            New York
Insured California    Ohio
Florida               Pennsylvania
Massachusetts         Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

----------------------------------------
Retirement Strategies Funds
----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 37


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Mid-Cap Growth Fund, Inc., (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services.

   2. Management fees charged by other mutual fund companies for like services.

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

   4. Profit margins of the Adviser and its affiliates from providing such services.

   5.   Possible economies of scale as the Fund grows larger.

   6. Nature and quality of the Adviser's services, including the performance of the Fund.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


38 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement.

                                                  Advisory Fee Based on % of
                                                    Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.     First $500 million         .75%
                                                Excess over $500 million
                                                  Up to $1 billion         .65%
                                                Excess over $1 billion     .55%

The table below shows expense ratio information for the Fund for its most recent fiscal year.

                                                   Fiscal
                                                Expense Ratio      Year End
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.     Advisor-1.01%    July 31, 2004
                                                Class A-1.23%
                                                Class B-2.05%
                                                Class C-2.03%


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                  Latest
                                                Fiscal Year   As % of Average
                                                   Amount     Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.     $ 106,500.00        .01


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 39


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                                Total Net Assets           Alliance
                                    03/31/05             Institutional
                                     ($MIL)              Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap              757           Mid-Cap Growth Schedule
Growth Fund, Inc.                                     90 bp on 1st $25 m
                                                      70 bp on next $25 m
                                                      60 bp on next $50 m
                                                      50 bp on the balance
                                                     Minimum account size $10 m


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have similar investment styles as the Fund. Set forth below is the name and fee schedule of the only fund sub-advised by the Adviser that has the same investment style as the Fund:

                                Sub-advised Fund          Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Mid-    ING Alliance Mid-Cap      0.75% on first $10 million
Cap Growth Fund, Inc.     Growth Portfolio          0.625% on next $10 million
                                                    0.50% on next $20 million
                                                    0.375% on next $20 million
                                                    0.25% thereafter


The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. With respect to the Fund, the Adviser represented that there are no offshore retail mutual funds of similar investment style.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the


40 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                         Lipper Group
                                                  Fee       Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.      0.715       0.715       8/15


Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                        Lipper    Lipper                Lipper
                              Expense  Universe  Universe    Lipper     Group
                               Ratio    Median     Rank    Group Rank   Median
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap      1.251     1.470     18/87      6/15      1.266
Growth Fund, Inc.


Although the Fund has a favorable ranking on a total expense ratio basis the directors are still interested in lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

**   Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 41


In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                              Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.                       $28,688


ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                   12b-1Fee
                                                  Received**     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.       $2,419,070       $171,273


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**   12b-1 amounts are gross amounts paid to ABIRM.


42 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                     AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund, Inc.                         $1,344,000


The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND o 43


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                   Performance Year
                                      Rank in Performance Universe for Periods
                                                 Ended March 31, 2005
-------------------------------------------------------------------------------
                                            1         3         5        10
-------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth
  Fund, Inc.                             110/115     14/96     21/69     23/35


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


44 o ALLIANCEBERNSTEIN MID-CAP GROWTH FUND


ALLIANCEBERNSTEIN MID-CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MCG-0152-0106


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Mid-Cap Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    March 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    March 31, 2006

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    March 31, 2006